                                                                 EXHIBIT 2(D)(1)

COMMON STOCK                                                     COMMON STOCK

                     THE TURKISH INVESTMENT FUND, INC.              SHARES
                                                               [GRAPHIC OMITTED]

         THIS CERTIFICATE
 MAY BE PRESENTED FOR TRANSFER IN
  BOSTON, MASS. OR NEW YORK, N.Y.

   INCORPORATED UNDER THE LAWS                               SEE REVERSE FOR
   OF THE STATE OF MARYLAND                              CERTAIN DEFINITIONS

                                                               CUSIP 900145 10 3

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THIS CERTIFIES THAT

is the owner of
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fully paid and non-assessable shares of the par value of $0.01 per share of the
Common Stock of The Turkish Investment Fund, Inc., transferable on the books of said Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      In Witness Whereof, The Turkish Investment Fund, Inc. has caused its corporate seal to be hereto affixed and this certificate to be executed in its name and behalf by its duly authorized officers.

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COUNTERSIGNED AND REGISTERED.                                      PRESIDENT
      BANK OF NEW ENGLAND N.A.
                    TRANSFER AGENT
                     AND REGISTRAR                                 TREASURER
BY
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------------------------------------
              AUTHORIZED SIGNATURE
------------------------------------

                        THE TURKISH INVESTMENT FUND, INC.

                                   ----------

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE
CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A
REPLACEMENT CERTIFICATE.

                                   ----------

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common          UNIF GIFT MIN ACT--_______Custodian______
TEN ENT--as tenants by                                    (Cust)          Minor
the entireties
JT TEN--as joint tenants with right
of survivorship
and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

For value received,  ___________________ hereby sell, assign and transfer under

Please insert social security or other identifying
number of assignee

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________________________________________________________________________________
                PLEASE TYPE OR PRINT NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer the said stock on the books of the within named
Corporation, with full power of substitution in the premises.

Dated
     ----------------------------

                                        ----------------------------------------
                                NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.